SUPPLEMENT TO THE FIDELITY SELECT
PORTFOLIOS(registered trademark) APRIL 29, 1997 PROSPECTUS
The following information updates the similar information found in the section entitled "FMR and Its Affiliates," beginning on page P-36.
Audra Barranco is manager of Chemicals, which she has managed since June 1997. Ms. Barranco joined Fidelity in 1996 as an analyst, after receiving her MBA from Columbia Business School. Previously, she worked as an investment commentary writer and internal wholesaler for Pioneer Funds Distributor from 1992 to 1995.
Jamie Harmon is manager of Biotechnology, which he has managed since June 1997. Since joining Fidelity in 1995, Mr. Harmon has worked as a research associate, analyst and manager. Previously, he was a junior analyst with Essex Investment Management Co., Inc. from 1994 to 1995. Mr. Harmon received a bachelor of arts degree in government from Harvard University in 1994.
John Porter is manager of Multimedia and Software and Computer Services, which he has managed since February 1996 and June 1997, respectively. Mr. Porter joined Fidelity as an analyst in 1995, after receiving his MBA from the University of Chicago. Previously, Mr. Porter was a product engineer for Ford Motor Company from 1991 to 1993.
Beso Sikharulidze is manager of Health Care, which he has managed since June 1997. He also manages another Fidelity fund. Mr. Sikharulidze joined Fidelity as an analyst in 1992, after receiving his MBA from Harvard University.